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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 12, 2005

                               BMC SOFTWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


        DELAWARE                   001-16393                 74-2126120
       (State of                  (Commission             (I.R.S. Employer
     Incorporation)               File Number)          Identification Number)


                2101 CITYWEST BLVD.
                  HOUSTON, TEXAS                    77042-2827
      (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (713) 918-8800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 204.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.03.  Material modifications to rights of security holders

The BMC Software, Inc. Shareholder Rights Agreement dated May 8, 1995, as amended (the "Plan"), expired as of the close of business on May 12, 2005.











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2005

                                          BMC SOFTWARE, INC.


                                          By: /s/ ROBERT H. WHILDEN, JR.
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                                              Robert H. Whilden, Jr.
                                              Senior Vice President, General
                                              Counsel and Secretary







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